UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2004

STAAR SURGICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11634 (Commission File Number)	95-3797439 (IRS Employer Identification No.)

1911 Walker Avenue
Monrovia, California 91016
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (626) 303-7902

_____________________________________________________
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	Press Release dated March 31, 2004.

Item 12.  Results of Operations and Financial Condition.

On March 31, 2004, STAAR Surgical Company issued a press release announcing preliminary estimates of revenue for the first fiscal quarter of 2004. A copy is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibit, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2004	STAAR SURGICAL COMPANY
By: /s/ John Bily John Bily Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 31, 2004.